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                                                                Exhibit 23.1



                         CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-05987; No. 333-59941; No. 33-62887; and No.
33-69306) of Michael Baker Corporation of our report dated June 20, 2003 relating to the financial statements of the Michael Baker Corporation Employee Stock Ownership Plan, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP
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Pittsburgh, Pennsylvania
June 27, 2003